MERIDIAN FUND
                                                 February 15, 2001

To Our Shareholders:

The Meridian Fund's net asset value per share at December 31, 2000 was $28.06. This represents an increase of 28.18% for the calendar year to date. The Fund's total return and average annual compound rate of return since inception, August 1, 1984, were 912.3% and 15.1%, respectively. The Fund's assets at the close of the quarter were invested 9.6% in cash and cash equivalents and 90.4% in stocks. Total net assets were $152,257,100 and there were 5,081 shareholders. The Meridian Fund was ranked as the Number One performing Mid-Cap Core Fund by Lipper for the fifteen year period ending December 31, 2000, an honor we are proud of.

Stocks declined in 2000 for the first time in five years. Economic growth moderated and the markets began the process of adjusting valuations to reflect lower corporate earnings levels and slower growth rates. The S&P 500 declined
10.1 percent, its first down year since 1990. The Russell 2000 Index (small stocks) dipped 4.2 percent, while the Nasdaq Index fell a staggering 39.3 percent. Large cap technology stocks were hit hard and the Internet sector was obliterated. From the peaks reached in March, the S&P 500 is off 13.6 percent, the Russell 2000 is off 20.2 percent and the Nasdaq is off 51.1 percent. The tobacco, financial, health care and energy sectors were the year's top performers while technology was the big loser.

Interest rates, reflecting the slower economy, declined in 2000, especially in the government sector. The yield on the thirty-year government bond dropped from
6.46 percent at the beginning of the year to 5.44 percent at year's end. The Dow Jones Bond Index closed the year at 97.41, up from 97.17 at the end of 1999.

Economic growth slowed to less than 1.5 percent in the fourth quarter, the slowest pace in four years and well below the five percent rate of recent quarters. Activity has slowed across the board. The rate of growth of retail sales, industrial production and job growth has moderated. Leading indicators are pointing lower, consumer confidence is off and bankruptcies are beginning to rise. We believe there is the possibility of a mild recession during the first half of 2001. The key indicator for investors to watch, in our opinion, is inflation, now running at an annual rate of 3.5 percent. A continuation of this level of inflation or higher will lead to more serious trouble ahead. A drop in the inflation rate to two percent or below, on the other hand, will certainly be followed by lower interest rates and a subsequent resumption of more rapid economic growth. We believe this is the most likely case and will begin taking place by mid-year 2001. The decline of long-term interest rates is an encouraging sign supporting this scenario.

The first part of 2001 may be difficult for investors as stock prices continue to adjust to lower earnings levels and slower growth rates. We believe this will play out during the next few months, at which time market prospects will be brighter. Technology stocks may take longer to adjust, even though valuations have improved considerably. All of the excess capacity created during the past several years must now be rationalized in a more mature and slower growth environment. This will not be a painless process. We continue to monitor our current holdings and to search for new investment ideas; good, small and medium-sized companies at reasonable valuations. As we enter 2001, we believe our portfolio is well positioned for the future and, with the recent market decline, the prospects for adding new and quality investment ideas to our portfolio are better than they have been for some time.

New positions during the quarter included CenturyTel, Inc., DaVita, Inc., Electronics Boutique Holdings Corp., Republic Services, Inc., Tweeter Home Entertainment Group and United Stationers, Inc. We sold our positions in Antec Corporation and Adtran, Inc.

Plantronics, Inc. is a company we have owned for some time. The company is the world leader in providing headsets and related products to telephone providers and business companies. Up until a few years ago, growth came primarily from phone companies and call centers and, to some extent, general business applications. These markets will continue moderate growth. However, new, exciting and large growth opportunities such as mobile and computer headsets are beginning to take hold. The driving applications include speech recognition, Internet telephony through the computer and mobile devices such as PDAs (personal digital devices). Plantronics has recently entered into marketing agreements with such notable retailers as Radio Shack, Comp USA and Staples. The company has excellent financial returns, a strong balance sheet and a successful and experienced management team. The shares have declined recently, reflecting more moderate growth, and now sell for less than twenty times 2001 estimated earnings.

We wish everyone a happy and prosperous New Year.

                                   Sincerely,

                                   /s/ Richard F. Aster, Jr.
                                   Richard F. Aster, Jr.

MERIDIAN FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                            Shares        Value
                                                            -------    ------------
COMMON STOCK - 90.4%
  BANKING & FINANCE - 4.1%
     Pacific Century Financial Corp.*.....................  354,900      $6,277,294
  CELLULAR COMMUNICATIONS - 3.1%
     American Tower Corp. ................................  123,600       4,681,350
  COMMUNICATIONS - 2.8%
     CenturyTel, Inc.*....................................  119,000       4,254,250
  CONSUMER SERVICES - 2.5%
     Regis Corporation*...................................  267,300       3,875,850
  ENERGY - 6.2%
     Precision Drilling Corp. ............................  152,000       5,709,500
     Varco International..................................  173,125       3,765,458
  HEALTH SERVICES - 14.7%
     DaVita, Inc. ........................................  129,000       2,209,125
     Health Management Associates.........................  214,400       4,448,800
     Lincare Holdings, Inc. ..............................   76,000       4,336,750
     Province Healthcare Company..........................  123,300       4,854,937
     Renal Care Group, Inc. ..............................  238,400       6,537,375
  INDUSTRIAL SERVICES - 9.9%
     Expeditors International of Washington, Inc.*........   75,000       4,026,562
     Paychex, Inc.*.......................................   73,100       3,554,488
     Republic Services, Inc. .............................  258,400       4,441,250
     United Stationers....................................  122,200       2,932,800
  INDUSTRIAL PRODUCTS - 2.9%
     Tektronix, Inc.*.....................................  130,300       4,389,481
  INSURANCE - 4.1%
     Mercury General Corporation*.........................  142,000       6,230,250
  RESTAURANTS - 11.4%
     CEC Entertainment, Inc. .............................  135,000       4,606,875
     Jack in the Box......................................  167,000       4,916,063
     P.F. Chang's China Bistro............................  102,000       3,206,625
     Sonic Corporation....................................  196,200       4,573,913

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

MERIDIAN FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                            Shares        Value
                                                            -------    ------------
COMMON STOCK (continued)
  RETAIL - 13.2%
     Bed, Bath and Beyond, Inc. ..........................  185,800      $4,157,275
     Cost Plus, Inc.......................................  127,200       3,736,500
     Electronic Boutique Holdings Corp. ..................   12,000         210,000
     Kohl's Corporation...................................  121,000       7,381,000
     Tweeter Home Entertainment Group, Inc. ..............   87,500       1,066,406
     West Marine, Inc. ...................................   28,800         118,800
     Zale Corporation.....................................  116,300       3,379,969
  TECHNOLOGY - 8.4%
     Integrated Device Technology, Inc. ..................   43,800       1,450,875
     KEMET Corporation....................................  159,200       2,407,900
     Molex Inc. - Class A*................................  116,250       2,957,109
     Synopsys, Inc. ......................................  126,300       5,991,356
  TELECOMMUNICATIONS EQUIPMENT - 3.5%
     Plantronics, Inc. ...................................  115,000       5,405,000
  TRANSPORTATION - 3.6%
     Atlantic Coast Airlines Holdings, Inc. ..............  134,000       5,477,250
                                                                       ------------
  TOTAL COMMON STOCK (Identified cost $87,297,949).................     137,568,436
CASH AND OTHER ASSETS LESS LIABILITIES - 9.6%......................      14,688,664
                                                                       ------------
NET ASSETS - 100%..................................................    $152,257,100
                                                                       ============
Shares of capital stock outstanding................................       5,425,187
                                                                       ============
Net asset value per share..........................................          $28.06
                                                                       ============

*    income producing

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

MERIDIAN FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS
  Investments (Cost $87,297,949)............................  $137,568,436
  Cash and cash equivalents.................................    14,819,786
  Receivables for:
     Dividends..............................................         2,906
     Interest...............................................        58,860
     Capital shares.........................................        40,278
     Securities sold........................................     1,786,872
  Prepaid expenses..........................................         5,375
                                                              ------------
     TOTAL ASSETS...........................................   154,282,513
                                                              ------------

LIABILITIES
  Payables for:
     Capital shares.........................................       153,766
     Securities purchased...................................     1,726,221
  Accrued expenses..........................................       145,426
                                                              ------------
     TOTAL LIABILITIES......................................     2,025,413
                                                              ------------
NET ASSETS..................................................  $152,257,100
                                                              ============
Shares of capital stock outstanding, par value $.01
  (25,000,000 shares authorized)............................     5,425,187
                                                              ============
Net asset value per share (offering and redemption price)...        $28.06
                                                              ============
Net assets consist of:
  Paid in capital...........................................   $96,682,813
  Accumulated net realized gain.............................     5,482,828
  Net unrealized appreciation on investments................    50,270,487
  Undistributed net investment loss.........................      (179,028)
                                                              ------------
                                                              $152,257,100
                                                              ============

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

MERIDIAN FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends............................................     $234,767
  Interest.............................................      358,973
                                                         -----------
       Total investment income.........................                    $593,740
                                                                        -----------
EXPENSES
  Investment advisory fees.............................      607,430
  Transfer agent fees..................................       63,340
  Reports to shareholders..............................       24,900
  Pricing fees.........................................       23,660
  Professional fees....................................       15,310
  Custodian fees.......................................       14,670
  Registration and filing fees.........................       14,339
  Miscellaneous expenses...............................        6,935
  Directors' fees and expenses.........................        2,184
                                                         -----------
       Total expenses..................................                     772,768
                                                                        -----------
  Net investment loss..................................                    (179,028)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gain on investments.....................   12,207,608
  Net increase in unrealized appreciation on
     investments.......................................    2,764,197
                                                         -----------
  Net realized and unrealized gains on investments.....                  14,971,805
                                                                        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $14,792,777
                                                                        ===========

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

MERIDIAN FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                         Period Ended       Year Ended
                                                       December 31, 2000   June 30, 2000
                                                       -----------------   -------------
OPERATIONS
Net investment income (loss).........................       ($179,028)         $462,916
Net realized gain on investments.....................      12,207,608        13,587,360
Net unrealized appreciation of investments...........       2,764,197        10,998,931
                                                         ------------      ------------
  Net increase from operations.......................      14,792,777        25,049,207
                                                         ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income.............     (11,759,050)       (1,007,191)
Distributions from net realized capital gains........      (9,071,454)      (11,919,392)
                                                         ------------      ------------
  Total distributions................................     (20,830,504)      (12,926,583)
                                                         ------------      ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of stock..........................       9,266,952        25,058,458
Reinvestment of distributions........................      20,254,491        12,403,277
Less: redemptions....................................     (12,216,809)      (94,277,671)
                                                         ------------      ------------
  Increase (decrease) resulting from capital share
     transactions....................................      17,304,634       (56,815,936)
                                                         ------------      ------------
Total increase (decrease) in net assets..............      11,266,907       (44,693,312)
NET ASSETS
Beginning of the period..............................     140,990,193       185,683,505
                                                         ------------      ------------
End of the period (includes undistributed net
  investment income (loss) of ($179,027) and $0,
  respectively)......................................    $152,257,100      $140,990,193
                                                         ============      ============

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

MERIDIAN FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                          For the six
                                          months ended                             For the year June 30,
                                          December 31,   --------------------------------------------------------------------------
                                              2000         2000       1999       1998       1997       1996       1995       1994
                                          ------------   --------   --------   --------   --------   --------   --------   --------
Net Asset Value - Beginning of period...      $29.45       $26.28     $33.26     $33.20     $32.21     $27.29     $24.27     $23.87
                                            --------     --------   --------   --------   --------   --------   --------   --------
Income from Investment Operations
-------------------------
Net Investment Income (loss)............        2.40          .11        .16        .27        .40        .30        .27        .09
Net Gains (Losses) on Securities (both
 realized and unrealized)...............         .51         4.99       (.50)      4.92       3.71       5.47       3.63        .76
                                            --------     --------   --------   --------   --------   --------   --------   --------
Total From Investment Operations........        2.91         5.10       (.34)      5.19       4.11       5.77       3.90        .85
                                            --------     --------   --------   --------   --------   --------   --------   --------
Less Distributions
------------
Distributions from net investment
 income.................................       (2.44)       (0.15)     (0.14)     (0.32)     (0.36)      (.31)      (.18)      (.02)
Distributions from net realized capital
 gains..................................       (1.86)       (1.78)     (6.50)     (4.81)     (2.76)      (.54)      (.70)      (.43)
                                            --------     --------   --------   --------   --------   --------   --------   --------
Total Distributions.....................       (4.30)       (1.93)     (6.64)     (5.13)     (3.12)      (.85)      (.88)      (.45)
                                            --------     --------   --------   --------   --------   --------   --------   --------
Net Asset Value - End of Period.........       28.06       $29.45     $26.28     $33.26     $33.20     $32.21     $27.29     $24.27
                                            ========     ========   ========   ========   ========   ========   ========   ========
Total Return............................       5.37%*      21.45%      3.05%     16.92%     13.92%     21.40%     16.44%      3.48%
                                            ========     ========   ========   ========   ========   ========   ========   ========
Ratios/Supplemental Data
------------------
Net Assets, End of Period (in
 thousands).............................    $152,257     $140,990   $185,683   $296,803   $353,029   $384,087   $328,153   $199,191
Ratio of Expenses to Average Net
 Assets.................................       1.06%**      1.09%      1.01%      0.95%      0.96%      0.96%      1.06%      1.22%
Ratio of Net Investment Income (Loss) to
 Average Net Assets.....................       (.25%)**     0.31%      0.49%      0.76%      1.23%      0.99%      1.18%       .38%
Portfolio Turnover Rate.................         47%**        28%        51%        38%        37%        34%        29%        43%


                                              For the year June 30,
                                          ------------------------------
                                            1993       1992       1991
                                          --------   --------   --------
Net Asset Value - Beginning of period...    $18.97     $17.24     $17.71
                                          --------   --------   --------
Income from Investment Operations
-------------------------
Net Investment Income (loss)............      (.01)       .07        .20
Net Gains (Losses) on Securities (both
 realized and unrealized)...............      5.51       3.45        .49
                                          --------   --------   --------
Total From Investment Operations........      5.50       3.52        .69
                                          --------   --------   --------
Less Distributions
------------
Distributions from net investment
 income.................................      (.04)      (.09)      (.12)
Distributions from net realized capital
 gains..................................      (.56)     (1.70)     (1.04)
                                          --------   --------   --------
Total Distributions.....................      (.60)     (1.79)     (1.16)
                                          --------   --------   --------
Net Asset Value - End of Period.........    $23.87     $18.97     $17.24
                                          ========   ========   ========
Total Return............................    29.50%     21.00%      5.62%
                                          ========   ========   ========
Ratios/Supplemental Data
------------------
Net Assets, End of Period (in
 thousands).............................   $78,581    $18,363    $12,350
Ratio of Expenses to Average Net
 Assets.................................     1.47%      1.75%      1.68%
Ratio of Net Investment Income (Loss) to
 Average Net Assets.....................     (.01%)      .24%       .98%
Portfolio Turnover Rate.................       61%        61%        85%

*    Figure not annualized.
**   Figures are annualized.

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

MERIDIAN FUND
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  1. SIGNIFICANT ACCOUNTING POLICIES: Meridian Fund (the "Fund") a series of Meridian Fund, Inc. (the "Company"), began operations on August 1, 1984. The Fund was registered on August 1, 1984, under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The primary investment objective of the Fund is to seek long-term growth of capital. In addition to the Meridian Fund, the Company also offers the Meridian Value Fund. The following is a summary of significant accounting policies:

  a. INVESTMENT VALUATIONS: Marketable securities are valued at the last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value.

  b. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders; therefore, no federal income tax provision is required. The aggregate cost of investments for federal income tax purposes is $87,297,949, the aggregate gross unrealized appreciation is $53,122,537, and the aggregate gross unrealized depreciation is $2,852,050, resulting in net unrealized appreciation of $50,270,487.

  c. SECURITY TRANSACTIONS: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and accretion income are accrued daily.

  d. CASH AND CASH EQUIVALENTS: All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. Funds are automatically swept into a Cash Reserve account, which preserves capital with a consistently competitive rate of return. Earnings are indexed to the Federal Reserve "Fed Funds Rate". Interest accrues daily and is credited by the third business day of the following month.

  e. EXPENSES: Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to both series of Meridian Fund, Inc. are allocated to each series in proportion to their relative net assets.

  f. USE OF ESTIMATES: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual amounts could differ from the estimates.

  g. DISTRIBUTIONS TO SHAREHOLDERS: The Fund records distributions to its shareholders on the ex-date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital

MERIDIAN FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE PERIOD ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

 2. RELATED PARTIES AND ADVISORY FEE: The Fund has entered into a management agreement with Aster Investment Management Co., Inc. (the "Investment Adviser") for the 12 month period beginning November 1, 2000 through October 31, 2001. Prior to November 1, 2000 the Fund had a management agreement with Aster Capital Management, Inc., which was merged into Aster Investment Management Co., Inc. This merger did not affect the agreement with the Fund, the fees or terms of the advisory engagement and did not involve a change in actual control or management of the adviser. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of the Investment Adviser. Beneficial ownership in the Fund by Richard F. Aster, Jr., President, as of December 31, 2000 was 6.8%.

     The Investment Adviser receives from the Fund as compensation for its services an annual fee of 1% of the first $50,000,000 of the Fund's net assets and 0.75% of the Fund's net assets in excess of $50,000,000. The fee is paid monthly and calculated based on that month's average net assets.

 3. CAPITAL STOCK TRANSACTIONS: The Fund has authorized 25,000,000 shares of common stock at a par value of $.01 per share. Transactions in capital stock for the period ended December 31, 2000 and the year ended June 30, 2000, were as follows:

                                                   December       June
                                                     2000         2000
                                                   ---------   ----------
         Shares sold                                 317,471      929,875
         Shares issued on reinvestment of
           distributions                             733,206      537,870
                                                   ---------   ----------
                                                   1,050,677    1,467,745
         Shares redeemed                            (412,775)  (3,745,935)
                                                   ---------   ----------
         Net increase (decrease)                     637,902   (2,278,190)
                                                   =========   ==========

 4. COMPENSATION OF DIRECTORS AND OFFICERS: Directors and officers of the Fund who are directors and/or officers of the Investment Adviser receive no compensation from the Fund. Directors of the Company who are not interested persons as defined in the Investment Company Act of 1940 receive compensation in the amount of $1,000 per annum and a $1,000 purchase of Meridian Fund or Meridian Value Fund stock, plus expenses for each Board of Directors meeting attended. The aggregate compensation due the unaffiliated Directors of the Fund as of December 31, 2000, was $2,208.

 5. COST OF INVESTMENTS: The cost of investments purchased and the proceeds from sales of investments, excluding short-term obligations, for the period ended December 31, 2000, were $30,954,772, and $37,192,507 respectively.

                     [This page intentionally left blank.]

                                                     MERIDIAN FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          This report is submitted for
                       the information of shareholders of
                      Meridian Fund. It is not authorized
                   for distribution to prospective investors
                         unless preceded or accompanied
                          by an effective prospectus.

       -----------------------------------------------------------------
                             Officers and Directors

                             RICHARD F. ASTER, JR.
                             President and Director

                              MICHAEL S. ERICKSON

                                 HERBERT C. KAY

                                JAMES B. GLAVIN

                                MICHAEL STOLPER
                                   Directors

                                GREGG B. KEELING
                            Treasurer and Secretary

                                   Custodian
                                BANK OF NEW YORK
                               New York, New York

                      Transfer Agent and Disbursing Agent
                                   PFPC, INC.
                         King of Prussia, Pennsylvania
                                 (800) 446-6662

                                    Counsel
                              MORRISON & FOERSTER
                                Washington D.C.

                                    Auditors
                           PRICEWATERHOUSECOOPERS LLP
                           San Francisco, California

                               SEMI ANNUAL REPORT

                       [MERIDIAN FUND INCORPORATED LOGO]

                         60 E. SIR FRANCIS DRAKE BLVD.
                             WOOD ISLAND, SUITE 306
                               LARKSPUR, CA 94939
                                 (415) 461-6237

                            TELEPHONE (800) 446-6662

                               DECEMBER 31, 2000